                                                                    Exhibit 10.3

                                                                  EXECUTION COPY




                             RYDER TRUCK RENTAL LT,

                             RYDER TRUCK RENTAL I LP

                                       and

                            RYDER TRUCK RENTAL II LP,
                              as UTI Beneficiaries,

                            RYDER TRUCK RENTAL, INC.,
                            as Administrative Agent,

                                       and

                            RYDER TRUCK RENTAL, INC.,
                             as Maintenance Provider



                            ADMINISTRATION AGREEMENT

                          Dated as of February 1, 1998
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                                TABLE OF CONTENTS
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                                   ARTICLE ONE
                                   DEFINITIONS
Section 1.01.     Definitions...................................................................................     2
Section 1.02.     Interpretive Provisions.......................................................................     7


                                   ARTICLE TWO
                               SERVICING OF LEASES
Section 2.01.     Duties of Administrative Agent................................................................     8
Section 2.02.     Records.......................................................................................     9
Section 2.03.     Certificates of Title; Registration...........................................................    10
Section 2.04.     Initial Funding of Payments to Manufacturers..................................................    11
Section 2.05.     Administrative Agent's Repurchase Obligations.................................................    11
Section 2.06.     Collections; Accounts.........................................................................    13
Section 2.07.     Servicing Compensation........................................................................    16
Section 2.08.     Third Party Claims............................................................................    16
Section 2.09.     Repossession and Sale of Vehicles.............................................................    16
Section 2.10.     Administrative Agent to Act on Behalf of Trustee..............................................    17
Section 2.11.     Fidelity Bond; Insurance......................................................................    18
Section 2.12.     Administrative Agent Not to Resign; Assignment................................................    19
Section 2.13.     Merger........................................................................................    19
Section 2.14.     Limitation on Liability of Administrative Agent...............................................    20
Section 2.15.     Administrative Agent Reimbursement............................................................    21
Section 2.16.     Eligible Leases; Documentation................................................................    21


                                  ARTICLE THREE
                              MAINTENANCE PROVIDER
Section 3.01.     Provision of Certain Specified Services and Maintenance.......................................    22
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                                  ARTICLE FOUR
                             STATEMENTS AND REPORTS
Section 4.01.     Reporting by the Administrative Agent; Delivery of Certain Documentation......................    24


                                  ARTICLE FIVE
                          ADMINISTRATIVE AGENT DEFAULTS
Section 5.01.     Administrative Agent Defaults; Termination of Administrative Agent............................    25
Section 5.02.     No Effect on Other Parties....................................................................    28


                                   ARTICLE SIX
                          MAINTENANCE PROVIDER DEFAULTS
Section 6.01.     Maintenance Provider Defaults; Termination of Maintenance Provider............................    29
Section 6.02.     No Effect on Other Parties....................................................................    31


                                  ARTICLE SEVEN
               ADMINISTRATIVE AGENT REPRESENTATIONS AND WARRANTIES
Section 7.01.     Representations and Warranties................................................................    32


                                  ARTICLE EIGHT
                                  MISCELLANEOUS
Section 8.01.     Termination of Agreement......................................................................    34
Section 8.02.     Amendment.....................................................................................    34
Section 8.03.     Governing Law.................................................................................    35
Section 8.04.     Relationship of this Agreement to Other Trust Documents.......................................    35
Section 8.05.     Notices.......................................................................................    35
Section 8.06.     Severability of Provisions....................................................................    35
Section 8.07.     Inspection and Audit Rights...................................................................    36
Section 8.08.     Binding Effect................................................................................    36
Section 8.09.     Table of Contents and Headings................................................................    36
Section 8.10.     Counterparts..................................................................................    36
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Section 8.11.     Further Assurances............................................................................    36
Section 8.12.     Third Party Beneficiaries.....................................................................    36
Section 8.13.     No Waiver; Cumulative Remedies................................................................    36
Section 8.14.     No Petition...................................................................................    37


                              ARTICLE NINE AND TEN
                                   [RESERVED]
Signatures        ..............................................................................................    40


                                    EXHIBITS
Exhibit A - Power of Attorney Pursuant to Section 2.09(b).......................................................   A-1
Exhibit B - Power of Attorney Pursuant to Section 2.10(b).......................................................   B-1
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                                      iii

                         ADMINISTRATION AGREEMENT

         This Administration Agreement, dated as of February 1, 1998, is among Ryder Truck Rental LT, a Delaware business trust (the "Trust"), Ryder Truck Rental I LP and Ryder Truck Rental II LP, each a Delaware limited partnership, as UTI Beneficiaries (the "UTI Beneficiaries"), Ryder Truck Rental, Inc., a Florida corporation ("Ryder"), as administrative agent (in such capacity, the "Administrative Agent"), and Ryder, as maintenance provider (in such capacity, the "Maintenance Provider").


                                    RECITALS

         WHEREAS, the UTI Beneficiaries, the Administrative Agent, Delaware Trust Capital Management, Inc., a Delaware banking corporation, as Delaware trustee, RTRT, Inc., a Delaware corporation, as trustee (the "Trustee"), and, for certain limited purposes set forth therein, U.S. Bank National Association, a national banking association, as trust agent, have entered into that certain Second Amended and Restated Trust Agreement, dated as of February 1, 1998 (the "Origination Trust Agreement"), pursuant to which the purposes of the Trust are, among other things, to take assignments and conveyances of, and hold in trust and deal in, various Trust Assets (as such term is defined in the Origination Trust Agreement);

         WHEREAS, the Trust will be comprised of a UTI and one or more SUBIs (as such terms are defined in the Origination Trust Agreement), each of which will constitute a separate series of the Trust under Delaware law, and each of which will have allocated to it certain specified Trust Assets;

         WHEREAS, the parties desire to enter into this Agreement to provide for, among other things, the servicing of the Trust Assets by the Administrative Agent; and

         WHEREAS, the parties acknowledge that, in connection with, among other things, the creation of SUBIs, it may be necessary or desirable to enter into supplemental agreements hereto, providing for specific servicing obligations in connection therewith.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE ONE

                                   DEFINITIONS

         Section 1.01. Definitions. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Origination Trust Agreement. Whenever used in this Agreement, unless the context otherwise requires, the following words and phrases shall have the following meanings:

         "Accountant" means a Person qualified to pass upon accounting questions, whether or not such Person shall be an officer or employee of Ryder, the Administrative Agent or any of their respective Affiliates (unless otherwise required to be Independent and such status would invalidate qualification as Independent).

         "Administration Fee" means the fee payable on each Payment Date equal to, for each Monthly Period, with respect to (i) the UTI, one-twelfth of the product of 1% and the Net Book Value of the related Vehicles as of the first day of such Monthly Period and (ii) a SUBI, the amount described in the related SUBI Administration Supplement.

         "Administration Supplement" means either a UTI Administration Supplement or a SUBI Administration Supplement, as the context may require.

         "Administrative Agent" means Ryder, in its capacity as administrative agent under this Agreement, and each Person succeeding to the duties of the Administrative Agent hereunder pursuant to Section 2.13(b) or 5.01(c).

         "Administrative Agent Default" has the meaning set forth in Section 5.01(a).

         "Administrative Agent Representation Date" means, with respect to (i) the UTI, the date of this Agreement and (ii) any SUBI, the date of the related SUBI Administration Supplement.

         "Administrative Modification" means, with respect to any Lease, the operational or administrative change made by the Administrative Agent of the Maturity Date of such Lease of up to 45 days.

         "Advance" means any advance the Administrative Agent may be required to make pursuant to the applicable Administration Supplement.

         "Agreement" means this Administration Agreement, as amended or supplemented from time to time by a particular Administration Supplement or all Administration Supplements, as the context may require.

         "Annual Termination Option" means, with respect to any Lease, the annual option, exercisable by either the related Lessee or the Administrative Agent, to terminate such Lease as of the annual anniversary of the date the related Vehicle was delivered to such Lessee (or, with respect to certain Leases, more frequently).

         "Assignment Date" means, with respect to any Lease or Vehicle, the date such Lease or Vehicle is transferred to the Trust.

         "Board of Directors" means, with respect to any Person (which, in the case of a partnership, shall be its managing general partner or, if there is no managing general partner, any general partner thereof), either its Board of Directors or any duly authorized committee thereof.

         "Board Resolution" means, with respect to any Person (which, in the case of a partnership, shall be its managing general partner or, if there is no managing general partner, any general partner thereof), a copy of a resolution certified by its Secretary or an Assistant Secretary to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification and delivered to the entity to which such resolution is required to be delivered.

         "Casualty Proceeds" means the amount remitted by the Administrative Agent, within two Business Days after processing, to the related Collection Account, if a Lessee is responsible for paying for loss or damage to a Vehicle relating to a Casualty Termination Lease, equal to the sum of (i) all Insurance Proceeds received in respect of loss or damage to such Vehicle and (ii) any proceeds received from the sale of such Vehicle at salvage, in each case net of any applicable Disposition Expenses.

         "Casualty Termination Lease" means a Lease that terminated because the related Vehicle had been lost, stolen or damaged beyond economic repair.

         "Charged-Off Lease" means a Lease (i) with respect to which the related Vehicle has been repossessed and sold or otherwise disposed of or (ii) that has been written off by the Administrative Agent in accordance with its usual standards for writing off lease contracts for leased vehicles other than with respect to repossessions.

         "Collection Period" means (i) with respect to the UTI, a period comprised of three Monthly Periods, beginning with the month in which the Effective Date occurs, and (ii) with respect to a SUBI, "Collection Period" as defined in the related SUBI Administration Supplement.

         "Default Termination Lease" means a Lease terminated (and, if allocated to any SUBI, reallocated to the UTI) (i) by the Administrative Agent following a default by or bankruptcy of the related Lessee, (ii) by such Lessee (other than by exercising the Annual Termination Option) based on an alleged breach by the Maintenance Provider under such Lease or (iii) and written off by the Administrative Agent in accordance with its usual standards for writing off lease contracts for leased vehicles.

         "Defaulted Vehicle" means a Vehicle relating to a Default Termination Lease.

         "Determination Date" means the tenth calendar day of each month in which a Payment Date occurs or, if such day is not a Business Day, the immediately succeeding Business Day.

         "Disposition Expenses" means expenses and other amounts reasonably incurred by the Administrative Agent in connection with the sale or other disposition of an Expired Vehicle or a

Defaulted Vehicle, including discounts, Vehicle presale conditioning and refurbishment costs, finance incentives, freight, taxes, fuel, storage, sales commissions and expenses incurred in connection with making claims under any Insurance Policy.

         "Distribution Account" means such account as may be established pursuant to a Supplement, an Administration Supplement or related Securitized Financing Documents into which distributions to holders of Securities are required to be deposited.

         "Excess Casualty Proceeds" means all Casualty Proceeds received in excess of the Securitization Value of the related Lease as of the effective date of casualty.

         "Excess Termination Proceeds" means all Termination Proceeds received in excess of the Securitization Value of the related Lease as of the effective date of termination.

         "Expired Lease" means a Lease relating to a Vehicle that has reached its Maturity Date or as to which the Annual Termination Option was exercised and no Termination Value Payment was made.

         "Expired Vehicle" means a Vehicle relating to an Expired Lease.

         "Extension" means, with respect to any Lease, the extension of the Maturity Date of such Lease.

         "Fees and Taxes" has the meaning set forth in Section 2.10(b).

         "Filings" has the meaning set forth in Section 2.10(b).

         "Force Majeure Event" means an act beyond the reasonable control of the Administrative Agent or the Maintenance Provider, as applicable, including acts of God, war, vandalism or sabotage, rioting, accidents, fires, floods, earthquakes, hurricanes, strikes, labor disputes, mechanical breakdowns, shortages or delays in obtaining suitable parts, equipment, material, labor or transportation, acts of subcontractors, interruption of utility services, acts of any unit of government or any governmental agency or any event similar to the foregoing.

         "Independent" when used with respect to any Accountant means such an Accountant, who may also be the Accountant who audits a Beneficiary, Ryder, the Administrative Agent or any of their respective Affiliates, who is Independent with respect to such entity as contemplated by Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be acceptable to the Trustee if such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

         "Lease Documents" means, with respect to any Lease, the Lease, the Certificate of Title, any Insurance Policies or insurance records and any other documents relating to such Lease and the related Vehicle.

         "Maintenance Component" means the portion of each Total Monthly Payment that represents payment for services and maintenance in respect of the related Vehicle.

         "Maintenance Provider" means Ryder, in its capacity as provider of specified services, maintenance and supplies in respect of the Vehicles, and any successor thereto as specified in a related Administration Supplement.

         "Maintenance Provider Default" has the meaning set forth in Section
6.01.

         "Maturity Date" means, with respect to any Lease, the date specified in such Lease as the scheduled maturity date of such Lease, or any other date of termination, including a date of termination pursuant to an Administrative Modification.

         "Monthly Period" means, with respect to any Collection Period, each calendar month during such Collection Period.

         "Operating Expenses" means, for any period, the sum of all Reimbursable Expenses and Trust Expenses incurred during or with respect to such period.

         "Origination Trust Agreement" has the meaning set forth in the Recitals.

         "Other Collections" means, with respect to any Collection Period, all funds collected or received by the Administrative Agent during such Collection Period relating to assets that are not Trust Assets, including receivables relating to (i) the lease, maintenance, repair, fueling, sale, exchange, disposition or rental of vehicles (other than Vehicles) or (ii) any agreement relating to such assets, including vehicle lease agreements, short-term and long-term vehicle rental, maintenance or repair agreements (including long-term maintenance contracts and agreements for isolated repairs on a retail or "sales and service" basis), work-out agreements, guarantee agreements, letters of credit, security deposit agreements and vehicle sale or remarketing agreements.

         "Other Proceeds" means monies arising from the sale, exchange, lease, rental, collection or other disposition or maintenance, repair or servicing of lease contracts, vehicles or other receivables (other than the Leases and the Vehicles) that the Administrative Agent is servicing.

         "Payment Date" means, except as otherwise set forth in an Administration Supplement, March 15, June 15, September 15 and December 15 of each year or, if such day is not a Business Day, the immediately succeeding Business Day, commencing with the first Payment Date specified in the related Administration Supplement.

         "Payment Information" has the meaning set forth in Section 2.06(f)(i).

         "Prepayment" means payment to the Administrative Agent of 100% of the remaining Total Monthly Payments due on a Lease or such lesser amount as may be provided for in such Lease, including any related payment of interest, and may be in the form of Proceeds resulting from a voluntary early termination of such Lease, exercise of the Annual Termination Option and receipt of the related Termination Value Payment or Termination Proceeds following a default by or bankruptcy of the related Lessee or Reallocation Payments made by the Administrative Agent.

         "Proceeds" means Sales Proceeds, Termination Proceeds, Casualty Proceeds or Insurance Proceeds, as the context may require.

         "Reallocation Payment" means, with respect to any Lease, an amount equal to the Securitization Value of such Lease as of the day on which the related cure period (as determined in Section 2.05(b)) ended.

         "Reimbursable Expense" means an amount paid, incurred or advanced by the Administrative Agent to pay fees, costs or other sums for which the Administrative Agent may be reimbursed from Trust Assets.

         "Rental Agreement" means any agreement for the rental of a Rental Vehicle.

         "Rental Documents" means, with respect to any Rental Vehicle, the certificate of title, any insurance policies or insurance records and any other documents relating to such Rental Vehicle.

         "Required Related Holders" means, with respect to (i) the UTI, the UTI Beneficiaries and (ii) any SUBI, the Holders of SUBI Certificates representing 51% of the related ownership interest in the SUBI (excluding any SUBI Certificates held by the UTI Beneficiaries, the Related Beneficiary, the Administrative Agent or any Affiliate thereof).

         "Required UTI Collection Account Balance" means, with respect to the UTI Collection Account as of the last day of a Collection Period, an amount equal to all accrued but unpaid Operating Expenses as of such date.

         "Sales Proceeds" means (i) with respect to the UTI, with respect to any Expired Vehicle or Defaulted Vehicle, all proceeds received from the sale or other disposition of such Expired or Defaulted Vehicle (including any applicable Insurance Proceeds), less all applicable Disposition Expenses and (ii) with respect to a SUBI, "Sales Proceeds" as defined in the related SUBI Administration Supplement.

         "Securitization Value" means, with respect to (i) UTI Leases, the Net Book Value of the related UTI Vehicles and (ii) SUBI Leases, "Securitization Value" as defined in the related SUBI Administration Supplement.

         "Securityholder" means the holder of a Security.

         "Special Event Purchase" has the meaning set forth in Section 2.05(g).

         "SUBI Collections" shall have the meaning set forth in the related Administration Supplement.

         "Termination Proceeds" means, with respect to a Default Termination Lease, an amount equal to the sum of (i) any payment received from the related Lessee in respect of the Termination Value of the related Vehicle and (ii) the Sales Proceeds relating thereto.

         "Termination Value" means, with respect to any Vehicle, the amount equal to the amount specified in the related Schedule A as the termination value of such Vehicle.

         "Termination Value Payment" means the payment to be remitted to the Administrative Agent by a Lessee, if such Lessee elects or is required to purchase a Vehicle in connection with the exercise of the Annual Termination Option, in an amount equal to such Vehicle's Termination Value.

         "Trust" means Ryder Truck Rental LT, a Delaware business trust, and its successors.

         "Trust Agent" has the meaning set forth in the Recitals.

         "Trustee" has the meaning set forth in the Recitals.

         "UTI Collection Account Balance" means, as of any date, the balance on deposit in the UTI Collection Account as of the close of business of the immediately preceding Business Day.

         "UTI Collections" means, with respect to any Collection Period, all funds collected or received by the Administrative Agent in respect of the UTI Assets during such Collection Period.

         "Vehicle Representation Date" means, with respect to the Administrative Agent's representations and warranties in Section 2.05(a), (i) with respect to the UTI, the Assignment Date of each related Lease and (ii) with respect to a SUBI, the "Vehicle Representation Date" as defined in the related SUBI Administration Supplement.

         Section 1.02. Interpretive Provisions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to this Agreement include all Exhibits hereto, (iii) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iv) references to an Article or Section such as "Article One" or "Section 1.01" shall refer to the applicable Article or Section of this Agreement, (v) the term "include" and all variations thereof shall mean "include without limitation", (vi) the term "or" shall include "and/or" and (vii) the term "proceeds" shall have the meaning ascribed to such term in the UCC.

                                  ARTICLE TWO

                               SERVICING OF LEASES

         Section 2.01. Duties of Administrative Agent.


         (a) The Administrative Agent shall service, administer and collect under the Leases and in respect of the Vehicles in accordance with this Agreement and shall have full power and authority, acting alone and subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with such servicing, administration and collection that it may reasonably deem necessary or desirable, in the interests of the Trust. The duties of the Administrative Agent shall include, among other things, in accordance with this Agreement, the Origination Trust Agreement and any applicable Supplement or Administration Supplement:

                  (i) performing on behalf of the Trust all obligations on the part of the Lessor under the Leases;

                  (ii) collecting and processing payments, responding to inquiries of Lessees, investigating delinquencies, sending payment statements and reporting tax information to Lessees, paying costs of the sale or other disposition of Vehicles relating to Charged-Off Leases and paying all state and local personal property, use, excise and sales taxes on the Vehicles as and when such taxes become due;

                  (iii) executing and delivering, in its own name or on behalf of the Trust, or on behalf of itself and the Trust, as the case may be, any and all instruments, certificates or other documents necessary or advisable in connection with the servicing or administering of or collecting under the Leases and in respect of the Vehicles, including:
         (A) any and all bills of sale; (B) any documents relating to recording and maintaining title to the Vehicles in the name of the Trust or the Trustee on behalf of the Trust; (C) transfers of Certificates of Title;
         (D) consents; (E) amendments, Extensions or modifications to any of the Leases; and (F) all other instruments similar to the foregoing;

                  (iv) servicing of the Leases, including: (A) accounting for collections and furnishing statements to the Trustee with respect to distributions, as specified in a related Supplement or Administration Supplement; (B) making Advances; (C) generating federal and state tax information and returns on behalf of the Trust; (D) administering audits for sales; (E) filing periodic sales and use tax or property (real or personal) tax reports; and (F) creating, maintaining and amending the Schedule of Vehicles;

                  (v) in connection with the creation of each Sub-Trust, delivering to the Trustee a Schedule of Vehicles that is current as of a date not more than ten days prior to the date of such delivery; and

                  (vi) applying for and maintaining the licenses, permits and authorizations and making the filings described in Section 5.01(c) of the Origination Trust Agreement. The servicing provisions contained in this Agreement shall replace the servicing provisions contained in the Origination Trust Agreement in their entirety.

         (b) The Administrative Agent agrees that the servicing of and collecting under the Leases and the Vehicles shall be carried out using that degree of skill, care and attention in accordance with customary and usual procedures employed by the Administrative Agent in respect of truck, tractor and trailer leases serviced by the Administrative Agent for its own account. The Administrative Agent may retain agents to assist it in performing its servicing functions; provided, that any delegation of duties to any agent shall not relieve the Administrative Agent of any of its obligations hereunder. The Administrative Agent is authorized to, in its own name, in the name of the Trust or in the name of the Trustee on behalf of the Trust, commence, defend against or otherwise participate in a Proceeding relating to or involving the protection or enforcement of the interests of the Trust, the Trustee on behalf of the Trust, a Holder or a Beneficiary in any Lease, Vehicle or other Trust Asset. If the Administrative Agent shall commence, defend against or otherwise participate in a Proceeding in its own name, then the Trust, the Trustee on behalf of the Trust, such Holder or such Beneficiary shall thereupon be deemed to have automatically assigned its interest in (including legal title to) the related Lease, Vehicle or other Trust Asset, as applicable, to the Administrative Agent to the extent necessary for the purposes of such Proceeding. If in any Proceeding it is held that the Administrative Agent may not enforce the rights of the Trust, the Trustee on behalf of the Trust, a Holder or a Beneficiary in a Lease, Vehicle or other Trust Asset on the grounds that it is not the real party in interest or a holder entitled to enforce such Lease or other relevant document or instrument, the Trustee shall, at the direction of the Administrative Agent, take such steps as to enforce the interest of the Trust, the Trustee on behalf of the Trust, a Holder or a Beneficiary in such Lease, Vehicle or other Trust Asset, including bringing suit in its own name or in the name of the Related Beneficiary or related Holder. The Administrative Agent shall pay, either directly or by making a deposit into the related Collection Account for use by the Trustee, the costs and expenses associated with any Proceeding pursuant to this Section. Such costs and expenses shall be Reimbursable Expenses. The Trustee shall furnish the Administrative Agent with any powers of attorney or other documents necessary or appropriate to enable the Administrative Agent to carry out its servicing, administration and collection duties hereunder.

         (c) The Administrative Agent may exercise the Annual Termination Option
(i) with respect to UTI Vehicles, for the benefit of the UTI Beneficiaries or
(ii) with respect to SUBI Vehicles, for the benefit of the Related Beneficiary.

         Section 2.02. Records.

         (a) The Administrative Agent shall maintain or cause to be maintained such computer and manual records with respect to all funds and other receipts with respect to the Trust Assets as are consistent with the customary servicing procedures of the Administrative Agent.

         (b) The Administrative Agent, in its capacity as agent, custodian and bailee, shall hold the Lease Documents and the Rental Documents or cause the Lease Documents and the Rental Documents to be held on behalf of the Trust for the use and benefit of the Trust and all present and future Holders and Beneficiaries and maintain accurate and complete accounts, records and computer systems pertaining to the Lease Documents and the Rental Documents and relating directly to or maintained in connection with the servicing of the Leases, which accounts, records and computer systems shall also identify the Sub-Trust to which each Lease, Vehicle or other Trust Asset is allocated and reflect the interest of the Related Beneficiary therein. The Lease Documents, Rental Documents and related accounts, records and computer systems need not be physically segregated from other documents relating to leases and vehicles of the Administrative Agent. The Administrative Agent shall promptly report to the Trustee any material failure on its part to hold the Lease Documents and the Rental Documents and maintain its accounts, records and computer systems as herein provided, and shall promptly take appropriate action to remedy any such failure.

         (c) To ensure uniform quality in the servicing of the Leases and the Vehicles and to reduce administrative costs, the Trustee hereby revocably appoints the Administrative Agent, and the Administrative Agent hereby accepts such appointment, to act as the agent of the Trust as agent, custodian and bailee of the Lease Documents and the Rental Documents, which are hereby constructively delivered to the Trust with respect to each Lease and Vehicle. The Administrative Agent shall maintain or cause to be maintained each Lease Document and Rental Document at the Administrative Agent's location at which the related Vehicle is domiciled or at such other location as shall be specified to the Trustee by the Administrative Agent. The Administrative Agent shall make available to the Trustee or its duly authorized representatives, attorneys or auditors the Lease Documents, the Rental Documents and the related accounts, records and computer systems maintained by the Administrative Agent or any agent thereof at such times as the Trustee shall reasonably instruct and at such location as the same are maintained. The Administrative Agent shall promptly report to the Trustee any material failure on its part to retain possession of the Lease Documents and the Rental Documents and shall promptly take appropriate action to remedy any such failure.

         (d) In the exercise of its duties and powers hereunder, the Administrative Agent may release any Lease Document or Rental Document or other related item to the Trustee on behalf of the Trust or its agent or designee, as the case may be, at such place or places as the Trustee may designate. The Administrative Agent shall not be responsible for any Loss occasioned by the failure of the Trustee to return any document or for any delay in doing so.

         Section 2.03. Certificates of Title; Registration.

         (a) In connection with the filing of the application for each Certificate of Title, the Administrative Agent shall arrange for the related Registrar of Titles to issue and deliver to or upon the order of the Administrative Agent a Certificate of Title identifying the Trust or the Trustee on behalf of the Trust as the owner of the related Vehicle. Each Certificate of Title shall be held by the Administrative Agent as agent on behalf of the Trust and as agent, custodian and bailee of the Lease Documents and the Rental Documents pursuant to Section 2.02. The Administrative Agent shall direct Ryder or any other entity assigning or causing to be assigned Leases or Vehicles to the Trust or the Trustee on behalf of the Trust, to show on each related Certificate of Title the owner of such Vehicle as "Ryder Truck Rental LT", "RTRT, Inc., as Trustee" or such other designation as may be agreed upon by the Administrative Agent and the UTI Beneficiaries from time to time and that is acceptable to the related Registrars of Titles.

         (b) Except as otherwise required by applicable law, the related Registrar of Titles or the Administrative Agent's customary servicing procedures, the Administrative Agent shall direct Ryder to include the address of the Administrative Agent as the address of the owner of each Vehicle. Except as otherwise required by applicable law or the related Registrar of Titles, so long as a Vehicle is owned by the Trust, the Administrative Agent shall not permit the related Certificate of Title to identify any entity other than the Trust or the Trustee on behalf of the Trust as the owner of such Vehicle, but the Administrative Agent or any related Lessee may be the registrant with respect to such Vehicle.

         Section 2.04. Initial Funding of Payments to Manufacturers. The Administrative Agent shall fund or cause to be funded payments on behalf of the Trust to or upon the order of Ryder for each Lease and Vehicle acquired by the Trust from Ryder or from a manufacturer at Ryder's request.

         Section 2.05. Administrative Agent's Repurchase Obligations.

         (a) The Administrative Agent hereby makes to the other parties hereto and the parties to the Origination Trust Agreement the following representations and warranties as to each Lease and Vehicle. The Trust shall rely on such representations and warranties in accepting the Leases and the Vehicles. Such representations and warranties shall speak as of the related Vehicle Representation Date, and shall survive the transfer of the Leases and the Vehicles and the delivery of the related Lease Documents or Rental Documents to the Trust pursuant to the Origination Trust Agreement and this Agreement:

                  (i) each Lease is an Eligible Lease; and

                  (ii) the Administrative Agent has satisfied or has caused Ryder to satisfy the provisions of Section 2.03 with respect to Certificates of Title for each Vehicle.

         (b) Upon discovery by the Trustee, the Administrative Agent, the Related Beneficiary or a related Holder that any such representation or warranty was incorrect as of the related Vehicle Representation Date and materially and adversely affects the interests of the Trust in the related Lease or Vehicle, the party discovering such incorrectness (if other than the Administrative Agent) shall give prompt written notice to the Administrative Agent. Within 60 days after the Administrative Agent's discovery of such incorrectness or receipt of the foregoing notice, the Administrative Agent shall cure in all material respects the circumstance or condition as to which the representation or warranty was incorrect as of the related Vehicle Representation Date. If the Administrative Agent is unable or unwilling to do so within such period, it shall promptly (i) deposit or cause to be deposited into the related Collection Account an amount equal to the Reallocation Payment and (ii) direct the Trustee to cause such Vehicle or Lease and related Vehicle to be conveyed to the Administrative Agent as described below. Such deposit of the Reallocation Payment shall satisfy the Administrative Agent's obligations pursuant to this Section, shall be deemed to constitute payment in full of the Reallocation Payment with respect thereto and shall cure any incorrectness of the related representation or warranty for purposes of this Agreement.

         Upon the purchase by the Administrative Agent of a Lease or Vehicle pursuant to this Section, the Trust or the Trustee on behalf of the Trust, as applicable, shall be deemed to transfer, assign, set over and otherwise convey to the Administrative Agent, without recourse, representation or warranty, all right, title and interest of the Trust in, to and under such Lease or Vehicle, all monies due or to become due with respect thereto after the date of such repurchase and all proceeds thereof. The Trustee shall, at the expense of the Administrative Agent, execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Administrative Agent to effect the conveyance of each such Lease or Vehicle pursuant to this Section, including the execution and filing with the related Registrar of Titles of an application for transfer of ownership of each such Vehicle to the Administrative Agent.

         (c) Except as specifically set forth herein or in any other Trust Document, the sole remedy of the Trust, the Related Beneficiary and the related Holder with respect to a failure of a Lease to constitute an Eligible Lease or the failure of the related Vehicle to be titled properly shall be to require the Administrative Agent to make a Reallocation Payment with respect thereto as provided in this Section. The obligations of the Administrative Agent under this Section shall survive any partial or complete termination of the Administrative Agent hereunder.

         (d) The Administrative Agent shall be required to purchase a Vehicle prior to the Maturity Date of the related Lease and remit to the related Collection Account an amount equal to the Securitization Value of such Lease as of the effective date of termination if the related Lessee changes the domicile of or title to such Vehicle and such change would result in (i) the Trust doing business in a jurisdiction in which it is not then qualified and licensed or
(ii) significant transfer expenses not paid by such Lessee, including the imposition of any transfer tax.

         (e) The Administrative Agent may grant Extensions (i) of UTI Leases and
(ii) with respect to SUBI Leases, as set forth in the related SUBI Administration Supplement.

         (f) Notwithstanding the foregoing, the Administrative Agent may purchase an Expired Vehicle at any time. If such Vehicle is (i) a UTI Vehicle, the purchase price shall equal the Securitization Value of the related Lease as of the date of expiration or (ii) a SUBI Vehicle, the purchase price shall be determined as set forth in the related SUBI Administration Supplement.

         (g) Notwithstanding the foregoing, the Administrative Agent may, but shall not be required to, terminate, and upon such termination, purchase a Vehicle prior to the Maturity Date of the related Lease and remit to the related Collection Account an amount equal to the Securitization Value of such Lease as of the effective date of termination if the Administrative Agent (i) exercises the Annual Termination Option, including if the related Lessee rejects an increase in the Maintenance Component when the current Maintenance Component provides the Maintenance Provider with below average service margins or (ii) elects to purchase such Vehicle for any administrative or commercial reason (each, a "Special Event Purchase").

         Section 2.06. Collections; Accounts.

         (a) The Administrative Agent shall use commercially reasonable efforts to (i) collect all payments required under each Lease and (ii) cause each Lessee to make all payments in respect of the related Lease, accompanied by an invoice bearing the identification number of the Vehicle to which such payment relates.

         (b) Consistent with the foregoing, the Administrative Agent may in its discretion waive any late payment charge, in whole or in part, in connection with delinquent payments on a Lease.

         (c) As and when required by a related Supplement or Administration Supplement, the Administrative Agent shall transfer between the related Collection Accounts (or a SUBI Lease Account, as applicable) such funds as are required to be so transferred in connection with any Trust Asset Transfer.

         (d) Transfers by the Administrative Agent to an entity at which any Trust Account is maintained may include (i) funds being deposited into more than one Trust Account, (ii) proceeds of Trust Assets and Other Proceeds, in each case in a single wire transfer, provided that such transfer is accompanied by instructions as to the appropriate division of all such proceeds and (iii) Other Collections.

         (e) As to any SUBI Collections or UTI Collections (but excluding Other Collections) received by the Administrative Agent with respect to any Trust
Asset:

                  (i) except as provided below, with respect to any such UTI Collections or SUBI Collections, upon processing thereof, the Administrative Agent shall deposit such funds into the related Collection Account;

                  (ii) with respect to Other Collections, the Administrative Agent may deposit such funds in accordance with its normal business practices; and

                  (iii) with respect to any Capital Contribution, except as otherwise directed by the maker of such Capital Contribution, upon processing thereof, the Administrative Agent shall deposit such funds into the related Collection Account.

         (f) Notwithstanding the foregoing, with respect to any Total Monthly Payments, Sales Proceeds, Termination Proceeds, Casualty Proceeds, Insurance Proceeds, Prepayments or any other payments made by or on behalf of any Lessee or otherwise with respect to any Lease or Vehicle:

                  (i) upon processing of such funds, the Administrative Agent shall ascertain within two Business Days thereafter the following information: (A) the amount of each receipt, (B) the identification number of the Vehicle to which such receipt relates, (C) the nature of the payment (i.e., whether a Total Monthly Payment, Insurance Proceeds, Sales Proceeds, Termination Proceeds, Excess Termination Proceeds, Casualty Proceeds, Excess Casualty Proceeds, a Prepayment or any other payment by or on behalf of the related Lessee), (D) the date of receipt of such payment and (E) the Sub-Trust to which such Lease has been allocated (collectively, the "Payment Information");

                  (ii) as to any such funds received by the Administrative Agent accompanied by all Payment Information, the Administrative Agent shall, within two Business Days after processing thereof, (A) enter the Payment Information in its computer system, (B) segregate by making notations in its records all such funds by the Sub-Trust to which such funds relate and (C) except as otherwise provided in a related Administration Supplement, deposit all such funds (and, in the case of a SUBI, net of any reimbursement provided to the Administrative Agent pursuant to a related SUBI Administration Supplement) into the related Collection Account;

                  (iii) as to any such funds received by the Administrative Agent that are not accompanied by all Payment Information, the Administrative Agent shall enter into its computer system all available Payment Information, use its commercially reasonable efforts to obtain all missing Payment Information as soon as practicable and, upon receipt of the remaining Payment Information, the Administrative Agent shall, within two Business Days after processing thereof, enter such remaining Payment Information into its computer system and apply the related funds as described in clause (ii) above.

         (g) The Administrative Agent shall, from time to time, determine the respective amounts and recipients and:

                  (i) as and when required by and as provided in this Agreement or a related Administration Supplement, transfer from the related Collection Account any due and unpaid Administration Fees;

                  (ii) as and when required by the Origination Trust Agreement, this Agreement or a related Supplement or Administration Supplement, transfer from the UTI Collection Account any Trust Expenses, Reimbursable Expenses or Liabilities for which reimbursement is authorized hereunder or thereunder to the Person entitled thereto;

                  (iii) as and when required by a related Supplement or Administration Supplement, transfer from the related SUBI Collection Account to the UTI Collection Account funding for each SUBI's share of any allocable Trust Expenses, Reimbursable Expenses or Losses for which reimbursement is authorized by the Origination Trust Agreement or such Supplement or Administration Supplement to the extent not otherwise provided for in this Section;

                  (iv) as and when required by the related Securitized Financing Documents, transfer from the related Collection Account to the related Distribution Account such amounts as are required to be distributed from time to time in connection with each Securitized Financing;

                  (v) as and when required by the Origination Trust Agreement or a related Supplement or Administration Supplement, transfer between the related Collection Accounts (or a SUBI Lease Account, as applicable) any other funds as provided for in the Origination Trust Agreement or any such Supplement or Administration Supplement; and

                  (vi) with respect to any Lease that has reached its Maturity Date or as to which the Annual Termination Option was exercised, within two Business Days after processing thereof, deposit into the related Collection Account an amount equal to the lesser of (A) any Sales Proceeds and (B) the Securitization Value of such Lease as of its Maturity Date or date of exercise of the Annual Termination Option, as the case may be.

         Notwithstanding anything to the contrary contained herein, upon receipt of instructions in accordance with this Agreement, the other Trust Documents or any related Securitized Financing Documents (whether in the form of an Officer's Certificate or otherwise), so long as Ryder Truck Rental I LP and Ryder Truck Rental II LP are UTI Holders hereunder and Ryder is, in each case, the limited partner thereof, any monies to be paid hereunder, other than SUBI Collections, may be paid to or upon the order of Ryder, without the deposit of such monies into the UTI Collection Account.

         (h) The Administrative Agent shall from time to time, in accordance with the Origination Trust Agreement or an applicable Supplement or Administration Supplement, (i) identify and allocate on the books and records of the Trust certain Leases and Vehicles into one or more SUBIs, either upon the initial creation of such SUBI or periodically following its creation, and (ii) direct the Trustee to transfer periodically from and to the related Trust Accounts (A) such funds as are provided for in such Supplement or Administration Supplement in connection with any Trust Asset Transfer and (B) such SUBI's appropriate share of the Liabilities of the Trust, as determined in accordance with the Origination Trust Agreement and such Supplement or Administration Supplement.

         (i) The Administrative Agent shall account to the Trust for the Trust Assets related to each Sub-Trust separately in accordance with this Agreement, the Origination Trust Agreement and the related Administration Supplement or Supplement. The Administrative Agent shall arrange for payments by the Trustee from each Collection Account to or at the direction of the related Holder, in each case in accordance with the related Trust Documents or Securitized Financing Documents.

         (j) Total Monthly Payments made by mail by Lessees shall be deposited into a lock box maintained by a bank and controlled by the Administrative Agent, and the applicable portion thereof shall then be deposited into the related Collection Account within two Business Days after processing.

         (k) Except as otherwise provided in an applicable Administration Supplement, all payments made in respect of the Maintenance Component of Total Monthly Payments received by the Administrative Agent shall be paid to or retained by the Maintenance Provider within a reasonable time after the Administrative Agent's receipt thereof. If the Administrative Agent fails to comply with the preceding sentence, the Maintenance Provider shall have the right to resign as Maintenance Provider, and the parties hereto shall comply with the applicable provisions of Section 6.01 as if a termination of the Maintenance Provider had occurred. The Maintenance Provider shall, and hereby agrees to, comply in all material respects with (i) all applicable provisions of this Agreement and (ii) all requirements relating to the provision of services and maintenance contained in any Lease.

         Section 2.07. Servicing Compensation. As compensation for the performance of its obligations under this Agreement, and subject to any applicable Administration Supplement, the Administrative Agent shall be entitled to receive (i) with respect to the UTI, the Administration Fee and (ii) with respect to a SUBI, such Administration Fee and such additional compensation as may be provided for in the related SUBI Administration Supplement. If at any time the Administrative Agent shall service only the Trust Assets allocated to a particular Sub-Trust, any servicing compensation shall be calculated based only on such Trust Assets and shall be deemed to be an expense incurred only with respect to such Sub-Trust. The Administration Fee shall be deemed to be an expense incurred with respect to and allocated to the Related Trust Assets, rather than all Trust Assets generally, and shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         Section 2.08. Third Party Claims. The Administrative Agent shall immediately notify the Trustee upon learning of a Claim or Lien of whatever kind of a third party that would materially and adversely affect the interests of the Trust or any Trust Assets allocated to a particular Sub-Trust (with respect to any Lease or Vehicle relating thereto). When the Administrative Agent becomes aware of any such Claim or Lien with respect to a Lease or Vehicle, it shall take whatever action it deems reasonably necessary to cause such Claim or Lien to be removed.

         Section 2.09. Repossession and Sale of Vehicles.


         (a) Subject to Section 2.09(b), the Administrative Agent shall use commercially reasonable efforts to sell, re-deploy or otherwise dispose of any Expired Vehicle or Vehicle as to which a Prepayment has been made by the related Lessee without having made a Termination Value Payment, and to repossess and sell or otherwise dispose of any Defaulted Vehicle. In repossessing, selling or disposing of a Vehicle, the Administrative Agent shall follow such practices and procedures as it shall deem necessary or advisable in the servicing of full-service operating truck, tractor and trailer leases, which may include (i) allowing a Lessee a period of time in addition to that provided by the related Lease within which to cure a default under such Lease; (ii) consigning a Vehicle to Ryder for resale, rental or re-lease (depending on which of the foregoing, in the reasonable judgment of the Administrative Agent, is likely to produce optimal cash flow); (iii) selling or re-deploying a Vehicle at public or private sale in a commercially reasonable manner, in each case in compliance with the related Lease and all applicable laws; or (iv) commence and prosecute any Proceedings in respect of a Lease and the related Vehicle.

         (b) The obligations of the Administrative Agent under this Section are subject to the proviso that, in the event of damage to a Vehicle from a cause for which the Lessee under the related Lease was not required to obtain casualty or other insurance or maintain such insurance in full force and effect, the Administrative Agent shall not be required to expend funds in repairing such Vehicle unless it shall reasonably determine that such restoration will increase the related Proceeds by an amount at least equal to the cost of such repairs. The Administrative Agent shall expend funds in connection with the repossession or sale, re-lease or rental of any Vehicle (and all such expenses shall constitute Disposition Expenses) only to the extent it reasonably determines that such Disposition Expenses will not exceed the anticipated Proceeds thereof. The Administrative Agent shall be responsible for all other costs and expenses incurred by it in connection with any action taken in respect of Leases or Vehicles; provided, however, that such costs and expenses shall be Reimbursable Expenses only to the extent such costs and expenses constitute Disposition Expenses or Insurance Expenses. All Termination Proceeds and Insurance Proceeds shall be deposited and transferred as provided in Section 2.06 and in any applicable Administration Supplement. Notwithstanding the foregoing, prior to such deposit and transfer, the Administrative Agent may elect to deduct from any Termination Proceeds or Insurance Proceeds any unreimbursed Disposition Expenses and Insurance Expenses in lieu of obtaining reimbursement for such expenses. In connection with this Section, the Trustee, on behalf of the Trust, shall grant to the Administrative Agent a power of attorney substantially in the form attached hereto as Exhibit A with regard to the Vehicles, and the Administrative Agent, as "Grantee" thereunder, with full power of substitution, shall give prompt notice to the Trustee upon any such substitution.

         Section 2.10. Administrative Agent to Act on Behalf of Trustee.


         (a) The Administrative Agent shall be deemed to have received proper instructions with respect to any of the books and records relating to the Trust Assets, including any Lease Document or Rental Document, upon its receipt of written instructions by a Responsible Officer of the Trustee or the Trust Agent. A certified copy of a bylaw or resolution of the Board of Directors of the Trustee or the Trust Agent shall constitute conclusive evidence of the authority of any such Responsible Officer to act, and shall be considered in full force and effect until receipt by the Administrative Agent of written notice to the contrary given by the Trustee or the Trust Agent, as the case may be.

         (b) The Administrative Agent shall identify from time to time all (i) UCC financing statements reflecting certain interests in Leases allocated to a particular Sub-Trust and all related rights, (ii) periodic sales and use tax or property (real or personal) tax reports, (iii) periodic renewals of licenses and permits, (iv) periodic renewals of qualifications to act as a business trust and
(v) other periodic governmental filings, returns, registrations or approvals (collectively, "Filings") arising with respect to or required of the Trust or the Trustee, including (in the case of clauses (iii) and (v)) such licenses, permits and other Filings as are required for the Trust or the Trustee on behalf of the Trust, as the case may be, to accept assignments of Leases or Vehicles, to be identified as the owner of the Vehicles on such Certificates of Title and to maintain evidence of the Trust's or the Trustee's ownership on such Certificates of Title, as contemplated by Sections 2.03 and 2.16. The Administrative Agent shall also identify any surety bonds or other ancillary undertakings required of the Trust or the Trustee in respect of any Filing. The Administrative Agent shall timely prepare and file or cause to be filed (with, to the extent applicable, the cooperation of the UTI Beneficiaries, the Trustee or the Trust) with the appropriate Person each Filing and each such ancillary undertaking (in each case with a copy to the Trustee) and shall pay any and all fees, taxes or expenses required to be paid in connection with the foregoing (collectively, "Fees and Taxes"). In connection with this Section, the Trustee shall grant to the Administrative Agent such authority, including any necessary power of attorney (substantially in the form attached hereto as Exhibit B) as it may require to effect each such Filing or ancillary undertaking. In the event the Administrative Agent receives notice or has actual knowledge of any non-compliance with any Filing requirement, it shall promptly so notify the Trustee. Notwithstanding the foregoing, the Administrative Agent shall in no event be required to perform any of the actions specified in this Section in connection with any requirements that may be applicable to any co-trustee (except to the extent provided for in any applicable Co-Trustee Agreement to which the Administrative Agent may be a party), separate trustee or nominee of the Trust.

         (c) The Administrative Agent agrees to indemnify, defend and hold harmless the Trustee, the Delaware Trustee, the UTI Beneficiaries, the Holders and their respective officers, directors, shareholders, employees and agents (including any Trust Agent) for any Liability incurred as a result of any act, or any failure to take action required to be taken pursuant to the Trust Documents, by the Administrative Agent in connection with:

                  (i) the use or operation by the Administrative Agent or any Affiliate thereof of any Vehicle; and

                  (ii) the Administrative Agent's maintenance and custody of the information relating to the Trust Assets, the servicing of the Leases or the Vehicles or any other activity undertaken or omitted (when required to have been undertaken pursuant to the Trust Documents) by the Administrative Agent with respect to any Trust Asset hereunder or under an Administration Supplement, but only if and to the extent such Liability arose out of the Administrative Agent's negligence, willful misconduct or bad faith in the performance of its duties under this Agreement or an Administration Supplement or in reckless disregard of such duties; provided, however, that such indemnification by the Administrative Agent shall not extend to any Liability incurred due to
         (A) the negligence, willful misconduct or bad faith of the Trustee, (B) an action taken (or omission to act) by the Administrative Agent upon the written request of a Responsible Officer of the Trustee or the Trust Agent, in each case except to the extent of the Administrative Agent's negligence, willful misconduct or bad faith, if any, in connection therewith or in response thereto, or (C) any failure to cause any co-trustee, separate trustee or nominee of the Trust to be identified as the owner of a Vehicle on any Certificate of Title, unless the Administrative Agent is specifically requested to do so by the Trustee.

The obligations of the Administrative Agent in this Section shall survive the termination of this Agreement or the resignation or removal of the Administrative Agent or the Trustee.

         Section 2.11. Fidelity Bond; Insurance.

         (a) To the extent commercially available, the Administrative Agent shall maintain a fidelity bond in (i) such form as is customary for financial institutions acting as custodians of funds and documents in respect of mortgage loans or consumer receivables on behalf of institutional investors and (ii) an amount not less than $5 million. The cost of such fidelity bond shall be borne by the Administrative Agent.

         (b) The Administrative Agent shall make reasonable commercial efforts to ensure that either Ryder or a related Lessee, as determined by the related Lease, shall have, and maintain in full force and effect during the related Lease Term, a comprehensive and collision physical damage insurance policy (which may be self-insurance) naming the Trust or the Trustee on behalf of the Trust, as applicable, depending on the name shown or to be shown as the owner on the related Certificate of Title, as a "loss payee". The Administrative Agent shall also take steps to ensure that either Ryder or a related Lessee also maintains (and, in the case of Vehicles subject to a Lease, in accordance with the terms of such Lease) vehicle liability insurance (which may be self-insurance) naming the Trustee, on behalf of the Trust, as an additional insured. The Administrative Agent shall, in accordance with its customary servicing procedures, take appropriate steps to confirm and ensure that either Ryder or a related Lessee maintains the above insurance in respect of the Vehicles (and, in the case of Vehicles subject to a Lease, in accordance with the terms of the related Leases). If a Lessee fails to obtain or maintain required insurance, the Administrative Agent may (i) obtain insurance on behalf of and at the expense of such Lessee or (ii) deem the related Lease to be in default, and the Administrative Agent shall determine whether to repossess the related Vehicle in accordance with Section 2.08 or otherwise seek enforcement of such Lease.

         Section 2.12. Administrative Agent Not to Resign; Assignment.

         (a) Except as provided in Section 5.01(c) or 8.01, the Administrative Agent shall not resign from the duties and obligations imposed on it hereby as Administrative Agent, except upon a determination by its Board of Directors that by reason of a change in applicable legal requirements, the continued performance by the Administrative Agent of its duties as Administrative Agent under this Agreement would cause it to be in violation of such legal requirements in a manner that would result in a material adverse effect on the Administrative Agent or its financial condition, such determination to be evidenced by the delivery to the Trustee of a Board Resolution and an Opinion of Counsel to such effect. No such resignation shall become effective until the earlier of (i) 45 days after the delivery to the Trustee of such notice and (ii) the date upon which the Administrative Agent becomes unable to act as Administrative Agent, as specified in such notice and Opinion of Counsel. The Administrative Agent shall, during such period, assist the Trustee in finding a new Administrative Agent, which Person shall enter into a new administration agreement with the Trust, such agreement to have substantially the same provisions as this Agreement. The Trustee shall not unreasonably withhold its consent to such administration agreement.

         (b) The Administrative Agent may not assign this Agreement or any of its rights, powers, duties or obligations hereunder; provided, however, that the Administrative Agent may assign this Agreement in connection with a consolidation, merger, conveyance, transfer or lease made in compliance with
Section 2.13.

         (c) Except as otherwise provided in this Section, the duties and obligations of the Administrative Agent under this Agreement shall continue until the Administrative Agent is replaced pursuant to Section 5.01(c) or until this Agreement shall have been terminated as provided in Section 8.01 and shall survive the exercise by the Trustee of any right or remedy under this Agreement or the enforcement by the Trustee of any provision of the other Trust Documents.

         Section 2.13. Merger.

         (a) The Administrative Agent shall not consolidate with or merge into any other corporation or convey, transfer or lease all or substantially all of its assets as an entirety to any Person, in either case without the prior written consent of the Trustee, unless (i) the corporation to be formed by such consolidation or into which the Administrative Agent is to be merged or the Person that is to acquire by conveyance, transfer or lease all or substantially all of the assets of the Administrative Agent as an entirety (A) is an entity organized and existing under the laws of the United States or any State and (B) either executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, containing an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Administrative Agent under this Agreement and the other Trust Documents or will be so bound by operation of law or (ii) the Administrative Agent will be the surviving corporation resulting from such consolidation or merger.

         (b) Any corporation (i) into which the Administrative Agent may be merged or consolidated, (ii) that may result from any merger, conversion or consolidation to which the Administrative Agent shall be a party, (iii) that may succeed to all or substantially all of the business of the Administrative Agent or (iv) more than 50% of the voting stock of which is directly or indirectly owned by Ryder or any Affiliate thereof and that is otherwise servicing truck, tractor and trailer leases, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Administrative Agent under the Trust Documents, shall be the successor to the Administrative Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Administrative Agent shall provide notice of any merger, consolidation or succession pursuant to this Section to the Trustee and, if any Rated Securities are outstanding, each Rating Agency. The Administrative Agent may appoint one or more nominees to hold title to any or all Trust Assets in the name of such nominee title holder for the sole and exclusive benefit of the Trust and, upon the appointment of such nominee title holder, the Trustee shall, on behalf of the Trust, transfer title to all or such portion of the Trust Assets as directed by the Administrative Agent.

         Section 2.14. Limitation on Liability of Administrative Agent.

         (a) Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be under any Liability to the Trust, the Trustee, any Beneficiary, any Holder or any third party beneficiary of this Agreement or any other Trust Document, except as otherwise provided in the applicable Trust Document, for any action taken or for refraining from the taking of any action pursuant to this Agreement or any other Trust Document, or for errors in judgment; provided, however, that this provision shall not protect the Administrative Agent or any such individual against any Liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties under this Agreement or any other Trust Document.

         (b) Except as otherwise provided in this Agreement or any other Trust Document, the Administrative Agent shall not be under any obligation to appear in, prosecute or defend any Proceeding not incidental to its duties to service the Leases in accordance with this Agreement, and that in its opinion may involve it in any Liability; provided, however, that the Administrative Agent may undertake any reasonable action it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Trust, and any reasonable expense related to any such undertaking by the Administrative Agent shall be a Reimbursable Expense.

         (c) The Administrative Agent and any director, officer, employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement or any other Trust Document.

         Section 2.15. Administrative Agent Reimbursement.

         (a) The Administrative Agent may obtain on any day from the Trust, from amounts on deposit in the UTI Collection Account and in accordance with any related Administration Supplement, reimbursement for any Reimbursable Expense; provided, that (i) the Administrative Agent shall have delivered to the Trustee an Officer's Certificate setting forth the calculation of such Reimbursable Expenses and (ii) any such reimbursement may not exceed the excess, if any, as of the date immediately preceding the date of such Officer's Certificate, of the UTI Collection Account Balance over the Required UTI Collection Account Balance.

         (b) The Administrative Agent may obtain from the Trust the balance of any unreimbursed Reimbursable Expenses for all prior Collection Periods upon presentation during any Collection Period to the Trustee of the reports required pursuant to Section 4.01(c) with respect to the immediately preceding Collection Period; provided, that the Administrative Agent may not obtain reimbursement of Reimbursable Expenses pursuant to this Section in excess of the lesser of (i) the aggregate amount of unreimbursed Reimbursable Expenses incurred during all previous Collection Periods and (ii) the amount calculated pursuant to Section 2.15(a)(ii).

         Section 2.16. Eligible Leases; Documentation. Ryder shall, in the ordinary course of its business, generate Eligible Leases. Ryder may from time to time assign to the Trust or the Trustee on behalf of the Trust all Eligible Leases, the Vehicles relating thereto and any Rental Vehicles and the Certificates of Title to such Vehicles, and shall do so with the proper name on the Certificate of Title as specified by the Administrative Agent in accordance with Section 2.03. Ryder shall deliver or cause to be delivered the related Lease Documents or Rental Documents to or upon the order of the Administrative Agent. The obligations of the Administrative Agent pursuant to this Section shall survive any partial or complete termination of the Administrative Agent pursuant to this Agreement. Ryder may lease from the Trust any UTI Vehicles or Rental Vehicles, in each case pursuant to, and in accordance with the provisions of, the UTI Master Lease.

                                 ARTICLE THREE
                              MAINTENANCE PROVIDER

         Section 3.01. Provision of Certain Specified Services and Maintenance.


         (a) The Maintenance Provider shall, with respect to each Vehicle subject to a Lease, as provided under, and in material accordance with, each such Lease:

                  (i) supply or cause to be supplied all parts and labor necessary to keep the Vehicles in good operating condition, using that degree of skill, care and attention in accordance with the customary and usual procedures employed by the Maintenance Provider in maintaining similar vehicles for its own account. In connection therewith, the Maintenance Provider shall perform periodic preventative maintenance on the Vehicles and other scheduled and non-scheduled maintenance and repairs on and to the Vehicles, and shall create and store all Vehicle maintenance records;

                  (ii) wash the Vehicles, provide emergency road service for mechanical and tire failures involving the Vehicles, paint and decal the Vehicles and assist the Lessee in formulating specifications for the Vehicles;

                  (iii) apply for and obtain vehicle licenses and registrations and other required road, fuel and mileage permits for the Vehicles, pay taxes imposed on the Vehicles and complete and submit the related tax returns;

                  (iv) rent vehicles on a short-term basis as (A) substitutes for Vehicles that have been rendered inoperable due to temporary mechanical failure, (B) replacement vehicles for Vehicles that are out of service for the repair of physical damage and (C) extra vehicles to meet seasonal fluctuations in the Lessee's business;

                  (v) provide fuel for the Vehicles, conduct periodic safety checks of the Vehicles at fueling times and perform fuel tax reporting; and

                  (vi) administer a transportation safety program (including conducting periodic safety meetings), verify that the Lessee's drivers are properly licensed, assist the Lessee in satisfying related regulatory requirements and monitor the Lessee's drivers' safety records.

         (b) The Maintenance Provider shall, with respect to each Rental Vehicle, as provided under, and in material accordance with, each related Rental Agreement (as amended by any applicable Lease) and applicable law:

                  (i) supply or cause to be supplied all parts and labor necessary to keep such Rental Vehicle in good operating condition, using that degree of care, skill and attention in accordance with the customary and usual procedures employed by the Maintenance Provider in maintaining similar vehicles for its own account. In connection therewith, the Maintenance Provider shall perform periodic preventative maintenance and other scheduled and non-scheduled maintenance and repairs thereon and thereto, and shall create and store maintenance records relating thereto;

                  (ii) provide emergency road service for mechanical and tire failures;

                  (iii) apply for and maintain vehicle licenses and registrations and other required road, fuel and mileage permits, pay taxes imposed thereon and complete and submit the related tax returns; and

                  (iv) provide fuel, conduct periodic safety checks at fueling times and perform fuel tax reporting.

                                  ARTICLE FOUR

                             STATEMENTS AND REPORTS

         Section 4.01. Reporting by the Administrative Agent; Delivery of Certain Documentation.


         (a) On or prior to the date hereof, and periodically thereafter as required in order to update the contents thereof upon any changes in the matters certified therein, the Administrative Agent shall furnish to the Trustee and each Beneficiary an Officer's Certificate listing the officers of the Administrative Agent involved in, or responsible for, the servicing of the related Leases and Vehicles.

         (b) The Administrative Agent shall retain or cause to be retained all data (including, without limitation, computerized records, operating software and related documentation) relating directly to or maintained in connection with the servicing of the Leases and the Vehicles. Upon the occurrence and continuance of an Administrative Agent Default and termination of the Administrative Agent's obligations under this Agreement, the Administrative Agent shall use commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the Leases and the Vehicles to a successor as provided in Section 5.01(c).

         (c) On or before each Determination Date, the Administrative Agent shall, with respect to (i) the UTI, upon request and (ii) each SUBI, as specified in a related Administration Supplement, cause to be delivered to (A) the Trustee, a revised Schedule of Vehicles, containing data as of the last day of the related Collection Period, (B) the Trustee and the Related Beneficiary, a report in respect of such Collection Period setting forth any information required to be set forth therein by the related Administration Supplement and
(C) the Trustee, to the extent reimbursement is requested pursuant to Section 2.15, an Officer's Certificate of the Administrative Agent identifying all related Leases and Vehicles acquired by the Trust during such Collection Period, the aggregate cost of such acquisitions, the amount transferred by the Administrative Agent during such Collection Period to fund such acquisitions, the amount of all Reimbursable Expenses paid by the Administrative Agent during such Collection Period, the amount of all Capital Contributions made by the Related Beneficiary during such Collection Period, the amount of any transfer during such Collection Period into the related Collection Account and the balance due the Administrative Agent with respect to any unreimbursed Advances.

                                  ARTICLE FIVE

                          ADMINISTRATIVE AGENT DEFAULTS

         Section 5.01. Administrative Agent Defaults; Termination of Administrative Agent.

         (a) Any of the following acts or occurrences shall constitute a default hereunder (each, an "Administrative Agent Default"):

                  (i) the Administrative Agent shall fail to deliver to the Trustee for distribution to or for the account of a Holder, any amounts required to be so distributed pursuant to this Agreement (including a related Administration Supplement), and such failure shall have continued for a period of five Business Days after either discovery by an officer of the Administrative Agent of such failure or written notice of such failure shall have been given to the Administrative Agent by the Trustee or such Holder; provided, however, that any such failure with respect to any Sub-Trust shall be an Administrative Agent Default only with respect to such Sub-Trust and not with respect to any other Sub-Trust;

                  (ii) the Administrative Agent shall fail to duly observe or perform any of its covenants or agreements in this Agreement or an Administration Supplement, which failure materially and adversely affects the rights of the Trust or a related Holder, and such default shall have continued for a period of 90 days after written notice thereof shall have been given to the Administrative Agent by the Trustee or such Holder; provided, however, that (A) any such default with respect to any Sub-Trust shall be an Administrative Agent Default only with respect to such Sub-Trust and not with respect to any other Sub-Trust, and (B) the determination of materiality with respect to any Sub-Trust shall be made by reference to the related Holder and not by reference to any other Holder;

                  (iii) (A) the existence of any Proceeding in, or the entry of a decree or order for relief by, a court or regulatory authority having jurisdiction over the Administrative Agent in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, (B) the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official with respect to the Administrative Agent or any substantial part of its property or (C) the ordering of the winding up or liquidation of the affairs of the Administrative Agent, and in each case, the continuance of any such Proceeding, decree or order unstayed and, in the case of any such decree or order, in effect for a period of 90 consecutive days;

                  (iv) (A) the commencement by the Administrative Agent of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, (B) the consent by the Administrative Agent to the appointment of or taking of possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official with respect to the Administrative Agent or any substantial part of its property, (C) the making by the Administrative Agent of an assignment for the benefit of creditors, (D) the failure by the Administrative Agent generally to pay its debts as such debts become due or (E) the taking of corporate action by the Administrative Agent in furtherance of any of the foregoing;

                  (v) any representation, warranty or statement of the Administrative Agent made in this Agreement or in a related Administration Supplement (excluding those contemplated by Section 2.05(a)) or any certificate, report or other writing delivered pursuant to this Agreement or any other document relating to the Trust to which the Administrative Agent is a party or by which it is bound shall prove to have been incorrect in any material respect when made and has a material adverse effect on a related Holder, and such material adverse effect continues for a period of 30 days after written notice thereof shall have been given to the Administrative Agent by the Trustee or such Holder; provided, however, that (A) any such incorrect representation, warranty or statement made with respect to any Sub-Trust shall be an Administrative Agent Default only with respect to such Sub-Trust and not with respect to any other Sub-Trust and (B) the determination of a material adverse effect with respect to any Sub-Trust shall be made only by reference to the related Holder and not to any other Holder; or

                  (vi) the Administrative Agent shall fail to deliver to the Trustee any report required to be delivered to the Trustee pursuant to this Agreement within 30 Business Days after the date such report is due; provided, however, that (A) any such failure with respect to any Sub-Trust shall be an Administrative Agent Default only with respect to such Sub-Trust and not with respect to any other Sub-Trust and (B) the Administrative Agent may, within 60 days after the date such report is due, cure such Administrative Agent Default by delivering to the Trustee such report.

Notwithstanding the foregoing, a delay in or failure of performance under clause
(i) for a period of ten Business Days, under clause (ii) for a period of 180 days, under clause (v) for a period of 90 days or under clause (vi) for a period of 60 Business Days, shall not constitute an Administrative Agent Default if caused by a Force Majeure Event.

         (b) Upon the occurrence of a Force Majeure Event, the Administrative Agent shall (i) make commercially reasonable efforts to perform its obligations hereunder in a timely manner in accordance with the terms of this Agreement and
(ii) provide to the Trustee, the UTI Beneficiaries, the Related Beneficiary and each related Holder prompt notice of such Force Majeure Event and the resulting delay or failure in performance to which such Force Majeure Event relates, together with a description of its efforts to so perform its obligations hereunder.

         (c) If an Administrative Agent Default shall have occurred and be continuing with respect to one or more Sub-Trusts, the Trustee may remedy such Administrative Agent Default, or the Trustee on behalf of the Trust shall, at the direction of the Required Related Holders (which, with respect to an Administrative Agent Default relating to a SUBI, shall not include the UTI Beneficiaries and which, with respect to an Administrative Agent Default relating only to the UTI, shall only include the UTI Beneficiaries), or, if applicable, the holders of Rated Securities (in the manner provided for in the related Administration Supplement), by notice given to the Administrative Agent, the UTI Beneficiaries and the related Holders (and, if applicable, to the holders of such Rated Securities), terminate all (or, if such Administrative Agent Default relates only to a particular Sub-Trust, the applicable portion) of the rights and obligations of the Administrative Agent under this Agreement and the related Administration Supplement, including all or a portion (allocable to the rights and obligations terminated) of the rights of the Administrative Agent to receive the servicing compensation provided for in Section 2.07 (or the applicable portion thereof) with respect to such Sub-Trust following the assumption by a successor of the Administrative Agent's duties hereunder. Upon any such termination, the Administrative Agent shall continue to perform its functions as Administrative Agent until the earlier of the date specified in the termination notice or, if no such date is specified therein, the date of the Administrative Agent's receipt of such notice, at which time all rights, powers, duties, obligations and responsibilities of the Administrative Agent under this Agreement and the related Administration Supplement, whether with respect to the Administration Fee or otherwise, so terminated with respect to one or more Sub-Trusts shall, as applicable, vest in and be assumed by any successor administrative agent appointed by the Trustee pursuant to an administration agreement with the Trust and the Related Beneficiary, containing substantially the same provisions as this Agreement in respect of the related Sub-Trust (including those with respect to the compensation of such successor administrative agent; provided, however, that such successor shall have no responsibilities with respect to the purchase of additional Leases and Vehicles by the Trust or with respect to making Advances), and the Trustee is hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Administrative Agent, as attorney-in-fact or otherwise, all documents and other instruments (including any notices to Lessees deemed necessary or advisable by the Trustee), and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption, including, without limitation, directing any or all of the related Lessees to remit payments on or in respect of the related Leases and Vehicles to an account or address designated by the Trustee or such new administrative agent. Without limitation of the foregoing, if the rights of the Administrative Agent shall have been terminated in accordance with Section 8.01 with regard to any Sub-Trust, the Administrative Agent shall, upon demand of the Trustee or upon direction of the Related Beneficiary, deliver to the Trustee or the successor Administrative Agent copies of all books and records necessary for the servicing of the related Leases and Vehicles, all related monies collected by it and required to be deposited, as appropriate, in any Trust Account or other account relating to each such Sub-Trust, and any related Vehicle in its possession and that, in the case of an Expired Vehicle or Defaulted Vehicle, has not yet been sold or otherwise disposed of pursuant to Section 2.09 or purchased by the Administrative Agent pursuant to Section 2.05(f). In addition, the Administrative Agent shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the related Leases and Vehicles included in each Sub-Trust with respect to which such termination shall have occurred to the party that will be assuming responsibility for such servicing and, as promptly as practicable, the Administrative Agent shall provide the new Administrative Agent with a current computer tape containing all information required for the servicing of the related Leases and Vehicles, together with documentation containing any and all information necessary for use of such computer tape. All reasonable costs and expenses (including the Administrative Agent's conversion costs and attorneys' fees) incurred in connection with transferring the servicing of the related Leases and Vehicles to the new Administrative Agent and amending this Agreement to reflect such succession as Administrative Agent pursuant to this Section shall be paid by the predecessor Administrative Agent (or, if the predecessor Administrative Agent is the initial Trustee, the initial Administrative Agent) upon presentation of reasonable documentation of such costs and expenses.

         If a successor Administrative Agent is not appointed by the effective date of the predecessor Administrative Agent's termination hereunder or resignation pursuant to Section 2.12, the Trustee shall act as successor Administrative Agent with respect to the Sub-Trust or Sub-Trusts affected thereby. If the Trustee is unwilling or legally unable to so act, then the Trustee shall promptly appoint, or petition a court of competent jurisdiction to appoint, as successor Administrative Agent with respect to such Sub-Trust or Sub-Trusts, any established entity the regular business of which includes the servicing of truck, tractor and trailer leases.

         In the event of the partial termination by the Trustee of any, but not all, of the Administrative Agent's rights and powers hereunder, the Administrative Agent (and, except with respect to UTI Assets, unless otherwise directed by the Trustee) shall continue to service, administer and collect Leases and Vehicles in unaffected Sub-Trusts and shall have the right to receive servicing compensation in accordance with Section 2.07 with respect to all such unaffected Sub-Trusts.

         (d) The Trustee may waive any default by the Administrative Agent in the performance of its obligations hereunder and its consequences with regard to any Sub-Trust, except that any such waiver in respect of a Sub-Trust created pursuant to a Supplement may only be given in accordance with such Supplement or the related Administration Supplement. Upon any such waiver by the Trustee of a past default, such default shall cease to exist, and any Administrative Agent Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the related Supplement or Administration Supplement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         (e) Any compensation payable to a successor Administrative Agent may not be in excess of that permitted the predecessor Administrative Agent unless the related Holders bear such excess costs exclusively.

         (f) The remedies provided pursuant to this Section for an Administrative Agent Default shall constitute the sole and exclusive remedy therefor.

         Section 5.02. No Effect on Other Parties. Upon any complete or partial termination of the rights and powers of the Administrative Agent from time to time pursuant to Section 8.01 or upon any appointment of a successor to the Administrative Agent with respect to all or a portion of the Trust Assets, all rights, powers, duties and obligations of the Trust and the Trustee under this Agreement or any other Trust Document shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter, except as otherwise expressly provided in this Agreement or in any other Trust Document.

                                  ARTICLE SIX.

                          MAINTENANCE PROVIDER DEFAULTS

         Section 6.01. Maintenance Provider Defaults; Termination of Maintenance Provider.


         (a) Any of the following acts or occurrences shall constitute a default with respect to the Maintenance Provider (each, a "Maintenance Provider Default"):

                  (i) the Maintenance Provider shall fail to duly observe or perform any of its covenants or agreements in this Agreement or any Administration Supplement, which failure materially and adversely affects the rights of the Trust or a related Holder, and such default shall have continued for a period of 90 days after written notice thereof shall have been given to the Maintenance Provider by the Trustee or such Holder; provided, however, that (A) any such default with respect to any Sub-Trust shall be a Maintenance Provider Default only with respect to such Sub-Trust and not with respect to any other Sub-Trust, and (B) the determination of materiality with respect to any Sub-Trust shall be made only by reference to the related Holder and not by reference to any other Holder;

                  (ii) (A) the existence of any Proceeding in, or the entry of a decree or order for relief by, a court or regulatory authority having jurisdiction over the Maintenance Provider in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, (B) the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official with respect to the Maintenance Provider or any substantial part of its property or (C) the ordering of the winding up or liquidation of the affairs of the Maintenance Provider, and in each case, the continuance of any such Proceeding, decree or order unstayed and, in the case of any such decree or order, in effect for a period of 90 consecutive days;

                  (iii) (A) the commencement by the Maintenance Provider of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, (B) the consent by the Maintenance Provider to the appointment of or taking of possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official with respect to the Maintenance Provider or any substantial part of its property, (C) the making by the Maintenance Provider of an assignment for the benefit of creditors, (D) the failure by the Maintenance Provider generally to pay its debts as such debts become due or (E) the taking of corporate action by the Maintenance Provider in furtherance of any of the foregoing; or

                  (iv) any representation, warranty or statement of the Maintenance Provider made in this Agreement or in a related Administration Supplement or any certificate, report or other writing delivered pursuant to this Agreement or any other document relating to the Trust to which the Maintenance Provider is a party or by which it is bound shall prove to have been incorrect in any material respect when made and has a material adverse effect on a related Holder, and such material adverse effect continues for a period of 30 days after written notice thereof shall have been given to the Maintenance Provider by the Trustee or the related Holder; provided, however, that (A) any such incorrect representation, warranty or statement made with respect to any Sub-Trust shall be a Maintenance Provider Default only with respect to such Sub-Trust and not with respect to any other Sub-Trust and (B) the determination of a material adverse effect with respect to any Sub-Trust shall be made only by reference to the related Holder and not to any other Holder.

Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (i) for a period of 180 days or under clause (iv) for a period of 90 days, shall not constitute a Maintenance Provider Default if caused by a Force Majeure Event.

         (b) Upon the occurrence of a Force Majeure Event, the Maintenance Provider shall (i) make commercially reasonable efforts to perform its obligations hereunder in a timely manner in accordance with the terms of this Agreement and (ii) provide to the Trustee, the UTI Beneficiaries, the Related Beneficiary and each related Holder prompt notice of such Force Majeure Event and the resulting delay or failure in performance to which such Force Majeure Event relates, together with a description of its efforts to so perform its obligations hereunder.

         (c) If a Maintenance Provider Default shall have occurred and be continuing with respect to one or more Sub-Trusts, the Trustee may cause such Maintenance Provider Default to be remedied, or the Trustee on behalf of the Trust shall, at the direction of the Required Related Holders (which, with respect to a Maintenance Provider Default relating to a SUBI, shall not include the UTI Beneficiaries and which, with respect to a Maintenance Provider Default relating only to the UTI, shall only include the UTI Beneficiaries), or, if applicable, the holders of Rated Securities (in the manner provided for in the related Administration Supplement), by notice given to the Maintenance Provider, the UTI Beneficiaries and the related Holders (and, if applicable, to the holders of such Rated Securities), terminate all (or, if such Maintenance Provider Default relates only to a particular Sub-Trust, the applicable portion) of the rights and obligations of the Maintenance Provider under this Agreement and the related Administration Supplement. Upon any such termination, the Maintenance Provider shall continue to perform its functions as Maintenance Provider until the earlier of the date specified in the termination notice or, if no such date is specified therein, the date of the Maintenance Provider's receipt of such notice, at which time all rights, powers, duties, obligations and responsibilities of the Maintenance Provider under this Agreement and the related Administration Supplement so terminated with respect to one or more Sub-Trusts shall, as applicable, vest in and be assumed by any successor Maintenance Provider appointed by the Trustee pursuant to an agreement with the Trust and the Related Beneficiary, containing substantially the same provisions as this Agreement relating to the Maintenance Provider in respect of the related Sub-Trust, and the Trustee is hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Maintenance Provider, as attorney-in-fact or otherwise, all documents and other instruments (including any notices to Lessees deemed necessary or advisable by the Trustee), and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption. Without limitation of the foregoing, if the rights of the Maintenance Provider shall have been terminated in accordance with Section 8.01 with regard to any Sub-Trust, the Maintenance Provider shall, upon demand of the Trustee or upon direction of the Related Beneficiary, deliver to the Trustee or the successor Maintenance Provider copies of all books and records necessary for the maintenance of the related Vehicles. In addition, the Maintenance

Provider shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the maintenance of the related Vehicles included in each Sub-Trust with respect to which such termination shall have occurred to the party that will be assuming responsibility for such maintenance. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the maintenance of the related Vehicles to the new Maintenance Provider and amending this Agreement to reflect such succession as Maintenance Provider pursuant to this Section shall be paid by the predecessor Maintenance Provider upon presentation of reasonable documentation of such costs and expenses.

         If a successor Maintenance Provider is not appointed by the effective date of the predecessor Maintenance Provider's termination hereunder, the Trustee shall promptly appoint, or petition a court of competent jurisdiction to appoint, as successor Maintenance Provider with respect to the related Sub-Trust, any established entity the regular business of which includes the provision of services, supplies and maintenance with respect to trucks, tractors and trailers. Notwithstanding anything to the contrary in this Agreement, the Trustee shall in no event be required to act as successor Maintenance Provider hereunder.

         In the event of the partial termination by the Trustee of any, but not all, of the Maintenance Provider's rights and powers hereunder, the Maintenance Provider (and, except with respect to UTI Assets, unless otherwise directed by the Trustee) shall continue to provide maintenance with respect to Vehicles in unaffected Sub-Trusts.

         (d) The Trustee may waive any default by the Maintenance Provider in the performance of its obligations hereunder and its consequences with regard to any Sub-Trust, except that any such waiver in respect of a Sub-Trust created pursuant to a Supplement may only be given in accordance with such Supplement or the related Administration Supplement. Upon any such waiver by the Trustee of a past default, such default shall cease to exist, and any Maintenance Provider Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the related Supplement or Administration Supplement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         (e) The remedies provided pursuant to this Section for a Maintenance Provider Default shall constitute the sole and exclusive remedy therefor.

         Section 6.02. No Effect on Other Parties. Upon any complete or partial termination of the Maintenance Provider from time to time pursuant to Section
6.01 or upon any appointment of a successor to the Maintenance Provider with respect to all or a portion of the Trust Assets, all rights, powers, duties and obligations of the Trust and the Trustee under this Agreement or any other Trust Document shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter, except as otherwise expressly provided in this Agreement or in any other Trust Document.

                                 ARTICLE SEVEN

               ADMINISTRATIVE AGENT REPRESENTATIONS AND WARRANTIES

         Section 7.01. Representations and Warranties. As of each related Administrative Agent Representation Date, the Administrative Agent hereby makes the following representations and warranties with respect to each Sub-Trust to the Trust, the UTI Beneficiaries and each Related Beneficiary:

                  (a) Organization and Good Standing. The Administrative Agent has been duly organized and validly existing as a corporation in good standing under the laws of the State of Florida, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has the power, authority and legal right to acquire, own, sell and service the Leases and the Vehicles and to hold the Lease Documents and the Rental Documents as agent, custodian and bailee on behalf of the Trust, except where failure to do so will not have a material adverse effect on the Administrative Agent's ability to perform its obligations under this Agreement.

                  (b) Due Qualification. The Administrative Agent is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Leases and Vehicles as required by this Agreement as supplemented by any related Administration Supplement) requires such qualifications except when the failure to have any such license, approval or qualification would not have a material adverse effect on the condition, financial or otherwise, of the Administrative Agent or would not have a material adverse effect on the ability of the Administrative Agent to perform its obligations under this Agreement as supplemented by any related Administration Supplement.

                  (c) Power and Authority. The Administrative Agent has the corporate power and authority to execute and deliver this Agreement as supplemented by any related Administration Supplement and to carry out the terms thereof; and the execution, delivery and performance of this Agreement as supplemented by any related Administration Supplement has been duly authorized by the Administrative Agent by all necessary corporate action.

                  (d) Binding Obligation. This Agreement as supplemented by any related Administration Supplement constitutes a legal, valid and binding obligation of the Administrative Agent enforceable against the Administrative Agent in accordance with its terms, except as such enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity or public policy, regardless of whether such enforceability shall be considered in a Proceeding in equity or in law.

                  (e) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement as supplemented by any related Administration Supplement will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Administrative Agent, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any material indenture, agreement or other instrument to which the Administrative Agent is a party or by which it is bound,
         (ii) result in the creation or imposition of any material lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement or a related Administration Supplement) or (iii) violate any law or, to the best of the Administrative Agent's knowledge, any order, rule or regulation applicable to the Administrative Agent of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrative Agent or its properties; in each case which breach, default, conflict, lien or violation would have a material adverse effect on the financial position of the Administrative Agent.

                  (f) No Proceedings. There are no Proceedings or investigations pending, or to the Administrative Agent's knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrative Agent or its properties: (i) asserting the invalidity of this Agreement as supplemented by any related Administration Supplement; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement as supplemented by any related Administration Supplement; (iii) to which the Administrative Agent is a party, seeking any determination or ruling that might materially and adversely affect the performance by the Administrative Agent of its obligations under, or the validity or enforceability of, this Agreement as supplemented by any related Administration Supplement; or (iv) relating to the Administrative Agent and that might adversely affect the federal income tax attributes of the Trust or any Sub-Trust.

                                  ARTICLE EIGHT

                                  MISCELLANEOUS

         Section 8.01. Termination of Agreement. This Agreement shall terminate, completely or in part with respect to one or more Sub-Trusts, upon the earlier of (i) the dissolution of the Trust, (ii) the discharge of the Administrative Agent in accordance with the terms of this Agreement (completely or with regard to any of (a) the Administrative Agent's obligation to cause the assignment of Leases, Vehicles and related Trust Assets to the Trust or (b) the Administrative Agent's servicing obligations with regard to one or more Sub-Trusts) or (iii) the mutual written determination of the parties hereto (completely or in any part as set forth in clause (ii) above). Upon any termination of the Administrative Agent's servicing obligations hereunder with regard to any Sub-Trust, (i) the Maintenance Provider's obligations hereunder shall not thereby be terminated with respect to such Sub-Trust and (ii) upon payment of all amounts due to the Administrative Agent hereunder with respect to such Sub-Trust (including related accrued Administration Fees and additional servicing compensation payable in respect of such Sub-Trust and reimbursement of any Advances), the Administrative Agent shall pay to or upon the order of the Trustee or any other Person entitled thereto all monies held by the Administrative Agent on behalf of the Trust or the Trustee with respect to such Sub-Trust. Any termination of the Administrative Agent or the Maintenance Provider with respect to one Sub-Trust shall not thereby effect a termination of the Administrative Agent or the Maintenance Provider with respect to any other Sub-Trust in existence at the time of such termination.

                  Section 8.02. Amendment.


         (a) This Agreement may be amended as it relates to (i) the Trust, by written agreement among the Trust, the UTI Beneficiaries, the Administrative Agent and any additional Persons required by any Administration Supplement or
(ii) a particular Sub-Trust, by one or more Administration Supplements among the Trust, the UTI Beneficiaries, the Administrative Agent and any additional Persons required by the related Administration Supplement. An Administration Supplement may provide, among other things, for further specific servicing obligations with respect to the related Sub-Trust. Such Administration Supplements may permit the termination of this Agreement insofar as it applies to the related Sub-Trust, upon the terms and conditions set forth therein; provided, that no SUBI Administration Supplement shall be effective to authorize or effect the termination of this Agreement insofar as it relates to the UTI or any Other SUBI, and no UTI Administration Supplement shall be effective to authorize or effect the termination of this Agreement insofar as it relates to any SUBI.

         (b) This Agreement may be amended at any time by the UTI Beneficiaries, the Trust and the Administrative Agent, without the consent of any Holder or other Beneficiary, (i) to (A) cure any ambiguity, (B) correct or supplement any provision herein that may be inconsistent with any other provision herein, (C) add any provision that provides additional rights to Holders or (D) ensure that none of the Trust, the Beneficiaries or the Holders is classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes, as evidenced by an Opinion of Counsel; provided, in each case, that such amendment will not, in the good faith judgment of the parties thereto, materially and adversely affect the interest of any

Holder or (ii) for any other purpose, provided that an Opinion of Counsel is delivered to the Trustee to the effect that such amendment or supplement will not materially and adversely affect the interest of any Holder.

         (c) Any amendment or supplement effected contrary to the provisions of this Section shall be void.

         Section 8.03. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         Section 8.04. Relationship of this Agreement to Other Trust Documents. Unless the context otherwise requires, this Agreement and the other Trust Documents shall be interpreted so as to give full effect to all provisions hereof and thereof. In the event of any actual conflict between the provisions of this Agreement and (i) the Origination Trust Agreement, with respect to the servicing of any Trust Assets, the provisions of this Agreement shall prevail and (ii) any Administration Supplement with respect to the servicing of any Related Trust Assets, the provisions of such Administration Supplement shall control with respect to the related Sub-Trust.

         Section 8.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by telecopier, and addressed in each case as follows: (i) if to the Trust, at 3600 N.W. 82nd Avenue, Miami, Florida 33166 (telecopier no. (305) 500-3726), Attention: Treasurer 2C, with a copy to Serge
G. Martin, Esq., Law 5C, at the same street address (telecopier no. (305) 500-3198) (ii) if to Ryder Truck Rental I LP, at 3600 N.W. 82nd Avenue, Miami, Florida 33166 (telecopier no. (305) 500-3726), Attention: Treasurer 2C, with a copy to Serge G. Martin, Esq., Law 5C, at the same street address (telecopier no. (305) 500-3198); (iii) if to Ryder Truck Rental II LP, at 3600 N.W. 82nd Avenue, Miami, Florida 33166 (telecopier no. (305) 500-3726), Attention:
Treasurer 2C, with a copy to Serge G. Martin, Esq., Law 5C, at the same street address (telecopier no. (305) 500-3198); (iv) if to the Administrative Agent, at 3600 N.W. 82nd Avenue, Miami, Florida 33166 (telecopier no. (305) 500-3726),
Attention: Treasurer 2C, with a copy to Serge G. Martin, Esq., Law 5C, at the same street address (telecopier no. (305) 500-3198); (v) if to the Trustee, at One Illinois Center, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601 (telecopier no. (312) 228-9401), Attention: Ryder Truck Leasing, with a copy (which shall not constitute notice) to the Beneficiaries; or (vi) with respect to any of the foregoing Persons, at such other address as shall be designated by such Person in a written notice to the other foregoing Persons. Delivery shall occur only upon receipt or rejected tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder. A copy of all notices to the Trustee shall be delivered to the Trust Agent.

         Section 8.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any Administration Supplement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement, as supplemented or amended, and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or any Administration Supplement.

         Section 8.07. Inspection and Audit Rights. The Administrative Agent agrees that, on reasonable prior notice, it will permit any representative or designee of the Trustee, during the normal business hours of the Administrative Agent, to examine all books of account, records, reports and other papers of the Administrative Agent relating to the Trust Assets, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Trustee, and to discuss the affairs, finances and accounts relating to the Trust Assets with its officers and employees, all at such reasonable times and as often as may be reasonably requested. Such rights shall include, but shall not be limited to, any offsite storage facilities at which any data (including, without limitation, computerized records), together with all operating software and appropriate documentation, may be held. The Trustee agrees to keep confidential all confidential information of the Administrative Agent acquired during any such examination as if such information were its own confidential information, except to the extent necessary for the purposes of this Agreement. Any expense incident to the exercise by the Trustee of any right under this Section shall be a Trust Expense.

         Section 8.08. Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

         Section 8.09. Table of Contents and Headings. The Table of Contents and Article and Section headings herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 8.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         Section 8.11. Further Assurances. Each party shall do such acts, and execute and deliver to any other party such additional documents or instruments, as may be reasonably requested in order to effect the purposes of this Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

         Section 8.12. Third Party Beneficiaries. The Holders of the UTI Certificates shall be third party beneficiaries of this Agreement. The Related Beneficiary, the related Holders and any other Person designated as a third party beneficiary in an Administration Supplement shall be third party beneficiaries of this Agreement as supplemented by such Administration Supplement. Except as otherwise provided in this Agreement or an Administration Supplement, no other Person shall have any rights hereunder.

         Section 8.13. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any party hereto, any right, remedy, power or privilege under this Agreement or any Administration Supplement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement and any Administration Supplement shall be cumulative and not exhaustive of any rights, remedies, powers or privileges provided at law, in equity or otherwise.

         Section 8.14. No Petition. The Administrative Agent covenants and agrees that prior to the date that is one year and one day after the date on which all obligations under each Securitized Financing have been paid in full, the Administrative Agent will not institute against, or join with any other Person in instituting against, the UTI Beneficiaries, the Trustee, the Trust, any Special Purpose Affiliate, any Beneficiary, any general partner of a Beneficiary or of a Special Purpose Affiliate that is a partnership or any member of a Beneficiary or of a Special Purpose Affiliate (or any of their respective general partners) that is a limited liability company, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any federal or State bankruptcy or similar law. This Section shall survive the complete or partial termination of this Agreement or the complete or partial resignation or removal of the Administrative Agent.

                              ARTICLE NINE AND TEN
                                   [RESERVED]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.

                              RYDER TRUCK RENTAL LT

                              By:  RTRT, INC.,
                                      as Trustee



                              By:
                                   --------------------------------------------
                                    Name:
                                    Title:

                              RYDER TRUCK RENTAL I LP,
                                 as UTI Beneficiary

                              By:  RYDER TRUCK RENTAL I LLC,
                                      as General Partner



                              By:
                                   --------------------------------------------
                                    Name:
                                    Title:

                              RYDER TRUCK RENTAL II LP,
                                 as UTI Beneficiary

                              By:  RYDER TRUCK RENTAL II LLC,
                                      as General Partner



                              By:
                                   --------------------------------------------
                                    Name:
                                    Title:

                              RYDER TRUCK RENTAL, INC.,
                                 as Administrative Agent



                              By:
                                   --------------------------------------------
                                    Name:     Serge G. Martin
                                    Title:    Assistant Secretary

                              RYDER TRUCK RENTAL, INC.,
                                 as Maintenance Provider



                              By:
                                   --------------------------------------------
                                    Name:     Serge G. Martin
                                    Title:    Assistant Secretary

                                                                       EXHIBIT A


                          POWER OF ATTORNEY PURSUANT TO
                   SECTION 2.09(b) OF ADMINISTRATION AGREEMENT

         KNOW ALL MEN BY THESE PRESENTS, that RTRT, Inc., a Delaware corporation (the "Grantor"), located at One Illinois Center, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601, as trustee of Ryder Truck Rental LT, a Delaware business trust (the "Trust"), does hereby appoint Ryder Truck Rental, Inc., a Delaware corporation (the "Grantee"), located at 3600 N.W. 82nd Avenue, Miami, Florida 33166, as its attorney-in-fact with full power of substitution and hereby authorizes and empowers the Grantee, in the name of and on behalf of the Grantor or the Trust, to take the following actions from time to time with respect to the vehicles referred to as "Vehicles" in the Administration Agreement, dated as of February 1, 1998 (the "Administration Agreement"), among the Trust, Ryder Truck Rental I LP ("RTR I LP") and Ryder Truck Rental II LP ("RTR II LP"), each a Delaware limited partnership, as UTI Beneficiaries, and the Grantee, such Vehicles being more particularly described in the currently effective "Schedule of Vehicles", as defined in the Origination Trust Agreement described below, a copy of which Schedule of Vehicles is maintained by the Grantee and is incorporated herein by this reference as though fully set forth herein, for the purpose of enabling the Grantee in the name of the Grantor or the Trust to transfer, liquidate or dispose of the Vehicles, upon such terms and conditions as the Grantee deems advisable, namely:

                  (a) Sign the Grantor's or the Trust's name to any bills of sale, certificates of title, assignments of title, transfers of title or registration, applications for title or registration, application for transfer of title or registration, notices of sale, odometer statements or similar forms with respect to any of the Vehicles; and

                  (b) Execute and deliver any and all instruments and take any and all further action in the name of or on behalf of the Grantor or the Trust as may be required or deemed desirable to accomplish any and all of the foregoing and carry out the purposes of this Power of Attorney.

         The Grantee is hereby empowered to do any and all lawful acts necessary or desirable to effect the transfer of the Vehicles and the Grantor hereby ratifies and confirms any and all lawful acts the Grantee shall undertake pursuant to and in conformity with this Power of Attorney.

         This Power of Attorney is revocable in whole or in part as to the powers herein granted with respect to the Vehicles related to one or more Sub-Trusts (as defined in the Origination Trust Agreement described below) upon notice by the Grantor. If not earlier revoked, this Power of Attorney shall expire completely or, if so indicated, in part, upon the earlier of (i) the termination of that certain second amended and restated trust agreement, dated as of February 1, 1998 (the "Origination Trust Agreement"), among RTR I LP and RTR II LP, as grantors and initial beneficiaries, the Grantee, as Administrative Agent, the Grantor, as trustee, Delaware Trust Capital Management, Inc., a Delaware banking corporation, as Delaware trustee, and, for certain limited purposes set forth therein, U.S. Bank National Association, a national banking association, as trust agent, and (ii) the termination of the Administration Agreement (completely or with respect to the Administrative Agent's servicing obligations relating to one or more Sub-Trusts), as each may be amended, restated or supplemented from time to time. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Origination Trust Agreement.

         This Power of Attorney shall be created under and governed and construed under the internal laws of the State of New York.

         The Grantor executes this Power of Attorney with the intent to be legally bound hereby, and with the intent that such execution shall have the full dignity afforded by the accompanying witnessing and notarization and all lesser dignity resulting from the absence of such witnessing and notarization or any combination thereof.

         Dated this       day of February, 1998.

[Seal]                                     RTRT, INC.,
                                             as Trustee of Ryder Truck Rental LT



                                           By:
                                                -------------------------------

Signed and delivered in the presence of:



------------------------------------
Address:


[Unofficial Witness]

                                                                       EXHIBIT B


                          POWER OF ATTORNEY PURSUANT TO
                   SECTION 2.10(b) OF ADMINISTRATION AGREEMENT

         KNOW ALL MEN BY THESE PRESENTS, that RTRT, Inc., a Delaware corporation (the "Grantor"), located at One Illinois Center, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601, as trustee of Ryder Truck Rental LT, a Delaware business trust (the "Trust"), does hereby appoint Ryder Truck Rental, Inc., a Delaware corporation (the "Grantee"), located at 3600 N.W. 82nd Avenue, Miami, Florida 33166, as its attorney-in-fact, with full power of substitution and hereby authorizes and empowers the Grantee, in the name of and on behalf of the Grantor or the Trust, to take the following actions from time to time with respect to certain filings referred to in the Administration Agreement, dated as of February 1, 1998 (the "Administration Agreement"), among the Trust, Ryder Truck Rental I LP ("RTR I LP") and Ryder Truck Rental II LP ("RTR II LP"), each a Delaware limited partnership, as UTI Beneficiaries, and the Grantee, for the purposes of enabling the Grantee in the name of the Grantor to:

                  (a) Sign the Grantor's or the Trust's name to any (i) periodic sales and use or property (real or personal) tax reports, (ii) periodic renewals of licenses and permits, (iii) periodic renewals of qualifications to act as a trust or a business trust or (iv) other periodic governmental filings, registrations, returns or approvals (collectively, "Filings") arising with respect to or required of the Grantor or the Trust; and

                  (b) Identify any surety bonds or other ancillary undertakings required of the Grantor or the Trust in respect of any Filing, execute and deliver any and all instruments and take any and all further action in the name of and on behalf of the Grantor or the Trust as may be required or deemed desirable to accomplish any and all of the foregoing and carry out the purposes of this Power of Attorney.

         The Grantee is hereby empowered to do any and all lawful acts necessary or desirable to effect such Filings and the payment of such fees, costs and taxes as necessary to complete such actions and the Grantor hereby ratifies and confirms any and all lawful acts that the Grantee shall do pursuant to and in conformity with this Power of Attorney.

         This Power of Attorney is revocable in whole or in part as to the powers herein granted with respect to the Filings related to one or more Sub-Trusts (as defined in the Origination Trust Agreement described below) upon notice by the Grantor. If not earlier revoked, this Power of Attorney shall expire completely or, if so indicated, in part, upon the earlier of (a) the termination of that certain second amended and restated trust agreement, dated as of February 1, 1998 (the "Origination Trust Agreement"), among RTR I LP and RTR II LP, as grantors and initial beneficiaries, the Grantee, as Administrative Agent, Delaware Trust Capital Management, Inc., a Delaware banking corporation, as Delaware trustee, the Grantor, as trustee, and, for certain limited purposes set forth therein, U.S. Bank National Association, a national banking association, as trust agent, and (b) the termination of the Administration Agreement (completely or with respect to the Administrative Agent's servicing obligations relating to one or more Sub-

Trusts) as each may be amended, restated or supplemented from time to time. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Origination Trust Agreement.

         This Power of Attorney shall be created under and governed and construed under the internal laws of the State of New York.

         The Grantor executes this Power of Attorney with the intent to be legally bound hereby, and with the intent that such execution shall have the full dignity afforded by the accompanying witnessing and notarization and all lesser dignity resulting from the absence of such witnessing and notarization or any combination thereof.

         Dated this        day of February, 1998.

[Seal]                                         RTRT, INC.,
                                                 as Trustee of Ryder Truck
                                                 Rental LT



                                               By:
                                                   ----------------------------
Signed and delivered in the presence of:




--------------------------------
Address:


[Unofficial Witness]

                                      B-2